UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/15

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the series, as appropriate.

                                       Dreyfus/Standish Global Fixed Income Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus/Standish Global Fixed Income Fund

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus/Standish Global Fixed Income Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish Global Fixed Income Fund, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by David Leduc, CFA, Raman Srivastava, CFA, and Brendan Murphy, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus/Standish Global Fixed Income Fund’s Class A shares achieved a total return of -0.61%, Class C shares returned
-1.34%, Class I shares returned -0.28%, and Class Y shares returned -0.29%.1 In comparison, the Barclays Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of 1.02% for the same period.2

Global bonds generally produced a mildly positive total return during 2015, but the fund’s exposure to higher yielding corporate-backed and emerging-markets securities dampened its results compared to the benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity, by normally investing at least 80% of its net assets in fixed income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund’s investments may include bonds, notes, mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stock, and money market instruments. To protect the U.S. dollar value of the fund’s assets, we hedge most, but not necessarily all, of the portfolio’s foreign currency exposure.

The portfolio managers focus on identifying undervalued government bond markets, currencies, sectors, and securities and de-emphasize the use of interest rate forecasting. The portfolio managers look for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics, or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Mild Overall Returns Masked Heightened Market Volatility

While the Index eked out a modestly positive total return in 2015, the year proved challenging for bond investors amid deteriorating global economic sentiment, falling commodity prices, and global economic instability. A moderate U.S. economic recovery remained intact, but Europe saw sluggish growth and China continued to struggle with a persistent economic slowdown.

The year began with a degree of economic optimism when the European Central Bank announced a larger-than-expected quantitative easing program, Japan adopted a more stimulative monetary policy, and China reduced short-term interest rates and adopted long-awaited market reforms. These measures produced mixed economic results, however, and investors soon adopted more defensive investment postures. Selling pressure during the

DISCUSSION OF FUND PERFORMANCE (continued)

ensuing “flight to quality” hurt riskier sectors of the global bond market, especially high yield corporate bonds and emerging-markets debt securities. Meanwhile, investment-grade corporate bonds from energy and materials producers were undermined by lower commodity prices. In contrast, demand was relatively strong for higher quality sovereign bonds, and with a few local exceptions longer term interest rates stayed low amid subdued inflationary pressures.

In currency markets, the U.S. dollar strengthened dramatically during the first quarter of the year as investors seeking competitive yields flocked to U.S. Treasury securities, but currency values mostly stabilized over the remainder of the year.

Higher Yielding Holdings Dampened Fund Performance

The fund held relatively modest exposure to high yield bonds during the reporting period, but even a small allocation hurt performance compared to the benchmark. Among investment-grade corporate bonds, the benefits of our country allocation strategy were more than offset by declines among securities issued by energy producers and metals-and-mining companies. Relative results also were hampered by the fund’s positions in the emerging markets, particularly the Mexican peso, the Brazilian real, and Brazilian bonds.

On a more positive note, the fund generally benefited from asset-backed securities and commercial mortgage-backed securities in the United States, where improving economic conditions helped support credit conditions. We focused mainly on automobile loan receivables and seasoned commercial mortgages, respectively. The fund also received positive results from European inflation-linked bonds and rallying bond markets in Spain and Italy.

At times, we employed interest-rate futures, swap options, and currency forward contracts to establish our investment strategies.

A More Defensive Investment Posture

Many bond markets ended 2015 with attractive valuations, but we expect volatility to persist over the near term amid ongoing global economic uncertainty. In this environment, we have maintained light positions among investment-grade and high yield bonds, and we have established underweighted exposure to bonds in the United States and United Kingdom, where short-term rates are expected to rise. Instead, we have focused on bonds in countries, such as Australia and Canada, where rates are expected to fall. We have reduced the fund’s long position in the U.S. dollar, reallocating assets to more attractively valued currencies, such as the Mexican peso and Indian rupee.

January 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The Dreyfus Corporation has contractually agreed, until May 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class Y shares do not exceed 0.50%.

2 SOURCE: FactSet— Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Global Aggregate (Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment-grade 144A securities. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/Standish Global Fixed Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Barclays Global Aggregate Index (Hedged)

† Source: FactSet

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 12/2/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/Standish Global Fixed Income Fund on 12/31/05 to a $10,000 investment made in the Barclays Global Aggregate Index (Hedged) (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government securities, and USD investment grade 144A securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/15

	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	12/2/09	-5.08%	2.85%		5.18%	††
without sales charge	12/2/09	-0.61%	3.80%		5.66%	††
Class C shares
with applicable redemption charge †	12/2/09	-2.31%	3.02%		5.18%	††
without redemption	12/2/09	-1.34%	3.02%		5.18%	††
Class I shares	1/1/94	-0.28%	4.12%		5.85%
Class Y shares	7/1/13	-0.29%	4.14%	††	5.86%	††
Barclays Global Aggregate Index ( Hedged )		1.02%	3.87%		4.36%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 12/2/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Global Fixed Income Fund from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.23	$7.89	$2.62	$2.42
Ending value (after expenses)	$998.20	$984.90	$1,000.30	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.28	$7.98	$2.65	$2.45
Ending value (after expenses)	$1,020.97	$1,017.29	$1,022.58	$1,022.79

† Expenses are equal to the fund’s annualized expense ratio of .84% for Class A, 1.57% for Class C, .52 % for Class I and .48% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2015

Bonds and Notes - 95.5%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Australia - 18.2%
Australian Government, Sr. Unscd. Bonds, Ser. 137	AUD	2.75	4/21/24	47,000,000		34,244,608
Australian Government, Sr. Unscd. Bonds, Ser. 139	AUD	3.25	4/21/25	98,925,000		74,627,169
Australian Government, Sr. Unscd. Bonds, Ser. 141	AUD	3.25	10/21/18	289,520,000		217,977,665
Australian Government, Sr. Unscd. Bonds, Ser. 143	AUD	2.75	10/21/19	57,900,000		43,197,903
					370,047,345
Belgium - .9%
Belgium Government, Unscd. Bonds	EUR	4.00	3/28/17	16,500,000	[b]	18,901,938
Bermuda - .2%
Digicel, Sr. Unscd. Notes		6.00	4/15/21	5,595,000	[b]	4,741,763
Brazil - .3%
Brazilian Government, Sr. Unscd. Bonds		5.00	1/27/45	10,550,000		7,094,875
Canada - 7.1%
Canadian Government, Bonds	CAD	1.00	8/1/16	62,500,000		45,320,517
Canadian Government, Bonds	CAD	0.75	9/1/20	20,985,000		15,183,300
Canadian Government, Bonds	CAD	2.50	6/1/24	65,600,000		51,997,849
Canadian Government, Bonds	CAD	2.25	6/1/25	22,850,000		17,753,048
Canadian Government, Treasury Bonds	CAD	3.50	12/1/45	10,210,000		9,573,950
CNH Capital Canada Receivables Trust, Ser. 2014-1A, Cl. A2	CAD	1.80	10/15/20	2,768,752	[b]	2,008,461
Valeant Pharmaceuticals International, Gtd. Notes	EUR	4.50	5/15/23	3,660,000	[b,c]	3,471,982
					145,309,107
Chile - .3%
Codelco, Sr. Unscd. Notes		4.50	9/16/25	5,425,000	[b,c]	5,122,432
France - 2.8%
Altice, Gtd. Notes		7.75	5/15/22	3,325,000	[b]	3,009,125
AXA, Jr. Sub. Notes	EUR	5.78	7/29/49	1,500,000	[d]	1,669,863
AXA, Sub. Notes	EUR	5.25	4/16/40	3,500,000	[d]	4,240,889
Engie, Jr. Sub. Notes, Ser. NC5	EUR	3.00	6/29/49	2,000,000	[d]	2,175,389
French Government, Bonds	EUR	2.25	5/25/24	20,425,000		24,970,388
Pernod-Ricard, Sr. Unscd. Notes		5.50	1/15/42	3,180,000	[b]	3,214,614

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.5% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
France - 2.8% (continued)
Societe Generale, Gtd. Notes		2.75	10/12/17	4,510,000		4,574,529
Societe Generale, Sr. Unscd. Notes	EUR	2.38	2/28/18	5,300,000	[d]	6,023,299
Total, Jr. Sub. Notes	EUR	2.63	12/29/49	7,300,000	[d]	7,029,188
					56,907,284
Germany - 2.2%
Allianz, Jr. Sub. Bonds	EUR	3.38	9/29/49	3,100,000	[d]	3,290,615
Allianz, Sub. Notes	EUR	5.63	10/17/42	4,300,000	[d]	5,476,534
Driver thirteen UG (haftungsbeschraenkt), Ser. 13, Cl. A	EUR	0.05	2/22/21	2,198,368	[d]	2,376,025
German Government, Bonds	EUR	2.25	9/4/20	190,000		228,938
German Government, Bonds	EUR	2.50	8/15/46	24,420,000		33,138,611
					44,510,723
Hungary - .1%
Hungarian Development Bank, Govt. Gtd. Notes		6.25	10/21/20	1,400,000	[b]	1,548,190
Iceland - 1.3%
Icelandic Government, Unscd. Notes		4.88	6/16/16	8,402,000		8,549,127
Icelandic Government, Unscd. Notes		5.88	5/11/22	15,175,000		17,235,962
					25,785,089
Ireland - .9%
Irish Government, Bonds	EUR	2.40	5/15/30	13,980,000		16,602,072
Irish Government, Bonds	EUR	2.00	2/18/45	2,150,000		2,244,363
					18,846,435
Italy - 11.4%
Enel, Jr. Sub. Bonds		8.75	9/24/73	200,000	[b,d]	228,250
Enel, Sr. Unscd. Bonds	EUR	4.88	2/20/18	2,165,000		2,571,693
Intesa Sanpaolo, Gtd. Notes		3.88	1/15/19	6,800,000		7,006,434
Intesa Sanpaolo, Sr. Unscd. Notes		3.88	1/16/18	3,585,000		3,677,891
Intesa Sanpaolo, Sr. Unscd. Notes	EUR	3.00	1/28/19	1,075,000		1,246,969
Italian Government, Sr. Unscd. Bonds	EUR	2.60	9/15/23	15,380,000	[e]	22,486,086
Italian Government, Sr. Unscd. Notes	EUR	2.35	9/15/24	75,620,000	[b,e]	95,520,928
Italian Government, Treasury Bonds	EUR	4.75	6/1/17	8,685,000		10,075,230
Italian Government, Treasury Bonds	EUR	3.50	6/1/18	23,500,000		27,643,357

Bonds and Notes - 95.5% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Italy - 11.4% (continued)
Italian Government, Treasury Bonds	EUR	1.05	12/1/19	38,480,000		42,859,009
Italian Government, Treasury Bonds	EUR	1.50	6/1/25	8,800,000		9,574,639
Italian Government, Treasury Bonds	EUR	4.75	9/1/44	3,740,000	[b]	5,750,244
Telecom Italia, Sr. Unscd. Notes	GBP	6.38	6/24/19	2,000,000		3,207,890
					231,848,620
Japan - 5.8%
Development Bank of Japan, Govt. Gtd. Bonds	JPY	1.70	9/20/22	325,000,000		2,985,860
Japanese Government, Sr. Unscd. Bonds, Ser. 19	JPY	0.10	9/10/24	2,943,000,000	[f]	25,937,632
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	2,415,700,000	[f]	21,316,976
Japanese Government, Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/44	7,282,050,000		67,078,468
					117,318,936
Mexico - .4%
Banco Nacional de Comercio Exterior SNC, Sr. Unscd. Notes		4.38	10/14/25	7,100,000	[b]	7,029,000
Mexican Government, Bonds, Ser. M 20	MXN	10.00	12/5/24	9,225,000		675,152
					7,704,152
Morocco - 2.1%
Moroccan Government, Sr. Unscd. Bonds	EUR	3.50	6/19/24	16,510,000		18,138,985
Moroccan Government, Sr. Unscd. Notes	EUR	4.50	10/5/20	9,950,000		11,750,552
Moroccan Government, Sr. Unscd. Notes		4.25	12/11/22	13,545,000		13,446,799
					43,336,336
Netherlands - 3.5%
ABN AMRO Bank, Sr. Unscd. Notes		4.25	2/2/17	5,700,000	[b]	5,856,698
ABN AMRO Bank, Sub. Notes		4.75	7/28/25	9,350,000	[b]	9,337,377
Iberdrola International, Gtd. Notes	EUR	1.13	1/27/23	1,400,000	[c]	1,494,854
Iberdrola International, Gtd. Notes	EUR	5.75	2/27/49	800,000	[d]	935,431
ING Groep, Jr. Sub. Notes		6.50	12/29/49	3,570,000	[d]	3,515,736
Netherlands Government, Bonds	EUR	1.25	1/15/18	17,100,000	[b]	19,167,658
Netherlands Government, Bonds	EUR	0.25	1/15/20	4,350,000		4,796,218
Rabobank Nederland, Gtd. Notes		3.38	1/19/17	2,565,000		2,622,700
Rabobank Nederland, Sr. Unscd. Notes	EUR	3.88	4/20/16	1,325,000		1,456,259
Rabobank Nederland, Sub. Bonds	EUR	2.50	5/26/26	6,080,000	[d]	6,677,349

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.5% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Netherlands - 3.5% (continued)
Volkswagen International Finance, Gtd. Notes		2.38	3/22/17	3,825,000	[b]	3,812,519
Vonovia Finance, Gtd. Notes		3.20	10/2/17	1,585,000	[b]	1,600,970
Vonovia Finance, Gtd. Notes	EUR	1.63	12/15/20	9,000,000		9,771,950
					71,045,719
Norway - .4%
Norwegian Government, Bonds, Ser. 474	NOK	3.75	5/25/21	61,700,000	[b]	7,970,642
Peru - .3%
Peruvian Government, Sr. Unscd. Bonds	EUR	2.75	1/30/26	2,525,000		2,730,338
Peruvian Government, Sr. Unscd. Bonds		4.13	8/25/27	3,625,000		3,570,625
					6,300,963
Poland - .9%
Polish Government, Bonds, Ser. 0725	PLN	3.25	7/25/25	3,725,000		977,398
Polish Government, Sr. Unscd. Notes	EUR	3.00	1/15/24	1,400,000	[c]	1,729,855
Polish Government, Sr. Unscd. Notes	EUR	1.50	9/9/25	14,100,000		15,754,574
					18,461,827
Serbia - .2%
Serbian Government, Sr. Unscd. Notes		7.25	9/28/21	3,600,000		4,083,127
Singapore - 1.2%
ABJA Investment, Gtd. Bonds		5.95	7/31/24	2,775,000	[c]	2,327,653
Singapore Government, Sr. Unscd. Bonds	SGD	3.00	9/1/24	30,550,000		22,321,602
					24,649,255
Slovenia - .2%
Slovenian Government, Sr. Unscd. Notes		5.25	2/18/24	3,650,000	[c]	4,035,531
South Korea - 2.0%
Republic of Korea, Sr. Unscd. Bonds, Ser. 2506	KRW	2.25	6/10/25	47,170,000,000		40,862,966
Spain - 2.3%
BBVA Subordinated Capital, Gtd. Notes	EUR	3.50	4/11/24	3,900,000	[d]	4,403,028
Santander International Debt, Gtd. Notes	EUR	4.00	3/27/17	4,200,000		4,771,948
Spanish Government, Bonds	EUR	2.75	4/30/19	16,250,000		19,072,527
Spanish Government, Bonds	EUR	1.40	1/31/20	8,794,000		9,888,899
Spanish Government, Bonds	EUR	5.75	7/30/32	4,375,000		6,903,777
Telefonica Emisiones, Gtd. Notes	EUR	3.96	3/26/21	1,600,000		1,963,675
					47,003,854

Bonds and Notes - 95.5% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Supranational - .6%
European Investment Bank, Sr. Unscd. Bonds	CAD	1.25	11/5/20	15,050,000	[b]	10,932,650
International Bank for Reconstruction & Development, Sr. Unscd. Notes	AUD	3.50	1/24/18	2,800,000		2,082,468
					13,015,118
Sweden - .1%
Swedish Government, Bonds, Ser. 1047	SEK	5.00	12/1/20	19,885,000		2,895,030
United Kingdom - 3.5%
HSBC Holdings, Sub. Notes		4.25	8/18/25	6,375,000		6,338,975
International Game Technology, Sr. Scd. Notes	EUR	4.75	2/15/23	3,275,000	[b]	3,345,577
Lloyds Bank, Sr. Unscd. Notes	EUR	4.63	2/2/17	1,975,000		2,250,955
Lloyds Bank, Sr. Unscd. Notes	GBP	2.75	12/9/18	4,725,000		7,134,546
Lloyds Bank, Sub. Notes	EUR	6.50	3/24/20	2,650,000		3,490,065
Lloyds Banking Group, Gtd. Notes		4.58	12/10/25	2,530,000	[b]	2,541,183
Royal Bank of Scotland Group, Jr. Sub. Bonds		7.50	12/29/49	2,500,000	[c,d]	2,609,375
Royal Bank of Scotland Group, Jr. Sub. Bonds		8.00	12/29/49	2,650,000	[c,d]	2,809,000
Royal Bank of Scotland Group, Sub. Notes		6.00	12/19/23	3,150,000		3,397,990
United Kingdom Gilt, Bonds	GBP	4.25	12/7/40	6,770,000		12,902,902
United Kingdom Gilt, Unscd. Bonds	GBP	3.25	1/22/44	14,575,000		23,923,386
					70,743,954
United States - 26.1%
1211 Avenue of the Americas Trust, Ser. 2015-1211, Cl. E		4.28	8/10/35	5,050,000	[b,d]	4,514,055
21st Century Fox America, Gtd. Notes		3.70	10/15/25	2,600,000	[b]	2,598,838
A10 Term Asset Financing, Ser. 2013-2, Cl. A		2.62	11/15/27	1,427,667	[b]	1,431,447
AES, Sr. Unscd. Notes		7.38	7/1/21	3,045,000		3,121,125
Alcatel-Lucent USA, Sr. Unscd. Notes		6.45	3/15/29	3,205,000		3,257,081
Ally Financial, Gtd. Notes		3.50	1/27/19	3,310,000		3,272,762
Ally Master Owner Trust, Ser. 2012-1, Cl. D		2.29	5/20/20	6,000,000		5,968,620
American International Group, Sr. Unscd. Notes		4.88	6/1/22	2,600,000		2,811,720
AmeriCredit Automobile Receivables Trust, Ser. 2013-1, Cl. D		2.09	2/8/19	2,760,000		2,760,235
AmeriCredit Automobile Receivables Trust, Ser. 2013-4, Cl. C		2.72	9/9/19	1,065,000		1,072,621

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 26.1% (continued)
AmeriCredit Automobile Receivables Trust, Ser. 2014-4, Cl. C	2.47	11/9/20	4,600,000		4,583,237
AmeriCredit Automobile Receivables Trust, Ser. 2014-4, Cl. D	3.07	11/9/20	3,350,000		3,336,704
Aventura Mall Trust, Ser. 2013-AVM, Cl. A	3.87	12/5/32	2,305,000	[b,d]	2,411,070
BAE Systems Holdings, Gtd. Bonds	3.80	10/7/24	1,301,000	[c]	1,296,052
BAE Systems Holdings, Gtd. Bonds	3.80	10/7/24	2,800,000	[b]	2,789,352
Barclays Commercial Mortgage Securities Trust, Ser. 2013-TYSN, Cl. A2	3.76	9/5/32	1,245,000	[b]	1,303,148
Bear Stearns ALT-A Trust, Ser. 2004-2, Cl. 2A1	2.64	3/25/34	796,434	[d]	793,015
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PWR10, Cl. AJ	5.70	12/11/40	650,000	[d]	646,956
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2006-PWR14, Cl. AJ	5.27	12/11/38	9,592,507		9,555,429
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR16, Cl. AJ	5.91	6/11/40	7,313,309	[d]	7,311,203
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR17, Cl. AJ	6.08	6/11/50	2,000,000	[d]	1,985,243
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR18, Cl. AJ	6.39	6/11/50	950,000	[d]	930,326
Branch Banking and Trust, Sub. Notes	3.63	9/16/25	7,850,000		7,933,422
Calpine, Sr. Unscd. Notes	5.38	1/15/23	3,665,000		3,307,663
Capital Auto Receivables Asset Trust, Ser. 2013-3, Cl. D	3.69	2/20/19	855,000		869,550
Capital Auto Receivables Asset Trust, Ser. 2014-1, Cl. D	3.39	7/22/19	900,000		914,418
Capital Auto Receivables Asset Trust, Ser. 2014-2, Cl. C	2.41	5/20/19	2,275,000		2,285,164
Capital Auto Receivables Asset Trust, Ser. 2014-3, Cl. D	3.14	2/20/20	2,850,000		2,839,776
Capital Auto Receivables Asset Trust, Ser. 2015-2, Cl. D	3.16	11/20/20	7,275,000		7,196,727
Carmax Auto Owner Trust, Ser. 2014-4, Cl. D	3.04	5/17/21	2,625,000		2,622,414
Carmax Auto Owner Trust, Ser. 2015-2, Cl. D	3.04	11/15/21	1,000,000		992,317
Celgene, Sr. Unscsd. Notes	5.00	8/15/45	4,270,000		4,303,024
Chrysler Capital Auto Receivables Trust, Ser. 2013-AA, Cl. D	2.93	8/17/20	5,100,000	[b]	5,116,447
Chrysler Capital Auto Receivables Trust, Ser. 2013-BA, Cl. C	2.24	9/16/19	1,135,000	[b]	1,124,731
Chrysler Capital Auto Receivables Trust, Ser. 2015-AA, Cl. D	3.15	1/18/22	3,100,000	[b]	3,074,968

Bonds and Notes - 95.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 26.1% (continued)
Chrysler Capital Auto Receivables Trust, Ser. 2015-BA, Cl. C	3.26	4/15/21	3,500,000	[b]	3,500,638
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	4,120,000		4,197,831
Citigroup, Sub. Bonds	4.40	6/10/25	5,870,000		5,940,123
Citigroup Commercial Mortgage Trust, Ser. 2013-375P, Cl. C	3.63	5/10/35	500,000	[b,d]	493,605
Citigroup Commercial Mortgage Trust, Ser. 2013-375P, Cl. E	3.63	5/10/35	7,595,000	[b,d]	6,904,158
Citigroup Commercial Mortgage Trust, Ser. 2013-375X, Cl. E	3.63	5/10/35	1,918,198		1,743,719
Colony American Homes, Ser. 2014-1A, Cl. C	2.20	5/17/31	1,625,000	[b,d]	1,581,617
Commercial Mortgage Trust, Ser. 2006-C8, Cl. AJ	5.38	12/10/46	6,400,000		6,356,860
Commercial Mortgage Trust, Ser. 2013-CR10, Cl. A4	4.21	8/10/46	1,250,000	[d]	1,342,413
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. C	5.34	10/10/46	725,000	[b,d]	758,662
Commercial Mortgage Trust, Ser. 2013-LC13, Cl. B	5.01	8/10/46	890,000	[b,d]	973,126
Commercial Mortgage Trust, Ser. 2013-WWP, Cl. B	3.73	3/10/31	1,225,000	[b]	1,231,824
Commercial Mortgage Trust, Ser. 2015-3BPX Cl. B	3.24	2/10/35	1,850,000		1,802,457
Commercial Mortgage Trust, Ser. 2015-3BPX Cl. D	3.24	2/10/35	2,455,000		2,264,737
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Cl. 4A1	5.50	9/25/34	887,992		925,890
Credit Suisse Mortgage Trust, Ser. 2014-USA, Cl. D	4.37	9/15/37	9,350,000	[b]	8,970,527
Credit Suisse Mortgage Trust, Ser. 2014-USA, Cl. E	4.37	9/15/37	3,525,000	[b]	3,205,875
Dell Equipment Finance Trust, Ser. 2015-1, Cl. C	2.42	3/23/20	6,880,000	[b]	6,825,897
Drive Auto Receivables Trust, Ser. 2015-AA, Cl. C	3.06	5/17/21	5,950,000	[b]	5,959,840
DT Auto Owner Trust, Ser. 2014-1A, Cl. C	2.64	10/15/19	900,000	[b]	901,242
DT Auto Owner Trust, Ser. 2014-1A, Cl. D	3.98	1/15/21	3,350,000	[b]	3,349,171
DT Auto Owner Trust, Ser. 2014-3A, Cl. D	4.47	11/15/21	2,500,000	[b]	2,502,580
DT Auto Owner Trust, Ser. 2015-2A, Cl. D	4.25	2/15/22	1,250,000	[b]	1,237,614
DT Auto Owner Trust, Ser. 2015-3A, Cl. B	2.46	11/15/19	4,700,000	[b]	4,676,588
DT Auto Owner Trust, Ser. 2015-3A, Cl. C	3.25	7/15/21	4,140,000	[b]	4,109,428
Dynegy, Gtd. Notes	7.38	11/1/22	3,425,000		2,996,875
Exeter Automobile Receivables Trust, Ser. 2015-1A, Cl. B	2.84	3/16/20	7,300,000	[b]	7,280,250
Extended Stay America Trust, Ser. 2013-ESH7, Cl. D7	5.52	12/5/31	1,000,000	[b,d]	1,004,910

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.5% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 26.1% (continued)
Federal Home Loan Mortgage Corporation, Structured Agency Credit Risk Debt Notes,		2.82	8/25/24	1,991,263	[d,g]	2,013,135
Federal National Mortgage Association Connecticut Avenue Securities, Ser. 2014-C04, Ser. 1M1		2.37	11/25/24	2,271,989	[d,g]	2,283,709
Flagship Credit Auto Trust, Ser. 2015-2, Cl. A		1.98	10/15/20	2,628,998	[b]	2,618,272
Ford Credit Auto Owner Trust, Ser. 2014-A, Cl. B		1.71	5/15/19	1,750,000		1,744,998
Ford Credit Floorplan Master Owner Trust A, Ser. 2015-1, Cl. A1		1.42	1/15/20	8,355,000		8,293,232
Ford Motor Credit, Sr. Unscd. Notes		3.00	6/12/17	4,620,000		4,666,547
Ford Motor Credit, Sr. Unscd. Notes		2.55	10/5/18	1,700,000		1,689,040
Frontier Communications, Sr. Unscd. Notes		8.50	4/15/20	2,455,000		2,467,275
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. EFX		3.38	12/15/19	3,620,000	[b,d]	3,377,655
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. FFX		3.38	12/15/19	1,640,000	[b,d]	1,519,267
General Electric, Jr. Sub. Notes, Ser. A		4.00	12/29/49	3,086,250	[d]	3,090,108
General Motors, Sr. Unscd. Notes		5.20	4/1/45	8,020,000		7,547,887
General Motors Financial, Gtd. Notes		3.10	1/15/19	4,475,000		4,471,697
Genesis Energy, Gtd. Notes		6.75	8/1/22	2,550,000		2,180,250
GM Financial Automobile Leasing Trust, Ser. 2015-1, Cl. D		3.01	3/20/20	3,350,000		3,315,334
Goldman Sachs Group, Sub. Notes		4.25	10/21/25	3,960,000		3,937,535
Hewlett Packard Enterprise, Gtd. Notes		6.35	10/15/45	4,425,000	[b]	4,214,432
Hilton USA Trust, Ser. 2013-HLT, Cl. DFX		4.41	11/5/30	915,000	[b]	917,895
Hyundai Auto Receivables Trust, Ser. 2015-A, Cl. C		1.98	7/15/20	1,320,000		1,301,801
JP Morgan Chase Bank, Sub. Notes	EUR	4.38	11/30/21	3,050,000	[d]	3,409,916
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB17, Cl. AM		5.46	12/12/43	2,575,000		2,592,655
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-LDP9, Cl. AM		5.37	5/15/47	5,835,000		5,937,898
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-LDPX, Cl. AM		5.46	1/15/49	5,390,000	[d]	5,496,173
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-LC11, Cl. AS		3.22	4/15/46	930,000		919,505

Bonds and Notes - 95.5% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 26.1% (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-LC11, Cl. B		3.50	4/15/46	1,775,000		1,748,894
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. B		4.12	11/15/47	6,885,000	[d]	7,034,049
JPMorgan Chase & Co., Sr. Notes		4.25	10/1/27	9,600,000		9,599,021
JPMorgan Chase & Co., Sub. Notes		3.88	9/10/24	3,490,000		3,478,005
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS		1.11	11/25/36	22,227	[d]	21,207
Kraft Heinz Foods, Gtd. Notes	EUR	2.00	6/30/23	5,300,000		5,828,468
LB-UBS Commercial Mortgage Trust, Ser. 2007-C7, Cl. AJ		6.45	9/15/45	8,100,000	[d]	8,358,247
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Cl. AJ		5.91	5/12/39	6,340,000	[d]	6,326,085
Metropolitan Life Global Funding I, Scd. Notes		1.50	1/10/18	4,605,000	[b]	4,582,168
ML-CFC Commercial Mortgage Trust, Ser. 2007-9, Cl. AJ		6.19	9/12/49	1,625,000	[d]	1,622,270
Morgan Stanley, Sr. Unscd. Notes		4.00	7/23/25	3,450,000		3,559,755
Morgan Stanley Capital I Trust, Ser. 2007-IQ14, Cl. AM		5.87	4/15/49	5,692,000	[d]	5,795,300
Morgan Stanley Capital I Trust, Ser. 2007-IQ15, Cl. AJ		6.11	6/11/49	5,405,000	[d]	5,394,947
Morgan Stanley Mortgage Loan Trust, Ser. 2005-1, Cl. 4A1		0.72	3/25/35	296,053	[d]	270,713
NRG Energy, Gtd. Notes		6.25	5/1/24	3,375,000	[c]	2,852,550
OneMain Financial Issuance Trust, Ser. 2014-2A, Cl. A		2.47	9/18/24	7,400,000	[b]	7,394,672
OneMain Financial Issuance Trust, Ser. 2015-1A, Cl. A		3.19	3/18/26	5,344,000	[b]	5,317,547
OneMain Financial Issuance Trust, Ser. 2015-1A, Cl. B		3.85	3/18/26	3,250,000	[b]	3,290,918
OneMain Financial Issuance Trust, Ser. 2015-2A, Cl. A		2.57	7/18/25	6,225,000	[b]	6,159,831
Prudential Financial, Sr. Unscd. Notes		5.38	6/21/20	2,200,000		2,448,343
Quicken Loans, Gtd. Notes		5.75	5/1/25	3,695,000	[b]	3,533,344
Santander Drive Auto Receivables Trust, Ser. 2013-3, Cl. D		2.42	4/15/19	2,900,000		2,894,355
Santander Drive Auto Receivables Trust, Ser. 2014-1, Cl. B		1.59	10/15/18	3,800,000		3,798,900
Santander Drive Auto Receivables Trust, Ser. 2014-1, Cl. D		2.91	4/15/20	4,725,000		4,748,696
Santander Drive Auto Receivables Trust, Ser. 2014-4, Cl. D		3.10	11/16/20	4,985,000		4,987,253
Santander Drive Auto Receivables Trust, Ser. 2015-1, Cl. D		3.24	4/15/21	7,225,000		7,216,823
Santander Drive Auto Receivables Trust, Ser. 2015-2, Cl. D		3.02	4/15/21	2,375,000		2,338,750

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 26.1% (continued)
Santander Drive Auto Receivables Trust, Ser. 2015-3, Cl. C	2.74	1/15/21	5,945,000		5,919,766
Santander Drive Auto Receivables Trust, Ser. 2015-3, Cl. D	3.49	5/17/21	1,550,000		1,537,638
Santander Drive Auto Receivables Trust, Ser. 2015-4, Cl. C	2.97	3/15/21	5,000,000		4,995,927
Scientific Games International, Gtd. Notes	10.00	12/1/22	3,105,000		2,220,075
Sinclair Television Group, Gtd. Notes	5.63	8/1/24	2,300,000	[b]	2,245,375
Southwestern Energy, Sr. Unscd. Notes	4.95	1/23/25	5,825,000	[c]	3,677,031
Springleaf Funding Trust, Ser. 2013-AA, Cl. A	2.41	12/15/22	4,850,000	[b]	4,837,879
Springleaf Funding Trust, Ser. 2013-AA, Cl. A	3.45	12/15/22	3,450,000	[b]	3,446,112
Springleaf Funding Trust, Ser. 2015-AA, Cl. A	3.16	11/15/24	9,175,000	[b]	9,115,969
Sunoco Logistics Partner, Gtd. Notes	5.35	5/15/45	1,430,000		1,065,226
SunTrust Auto Receivables Trust, Ser. 2015-15A, Cl. A3	1.42	9/16/19	7,025,000	[b]	6,957,108
T-Mobile USA, Gtd. Notes	6.00	3/1/23	2,900,000		2,943,500
U.S. Treasury Bonds	2.50	2/15/45	25,000	[c]	22,438
U.S. Treasury Bonds	2.88	8/15/45	1,125,000		1,092,876
U.S. Treasury Inflation-Protected Securities, Notes	0.13	4/15/20	33,490,399	[h]	33,088,113
Visa, Sr. Unscd. Notes	2.20	12/14/20	9,250,000		9,239,233
Volkswagen Group of America Finance, Gtd. Notes	1.25	5/23/17	4,175,000	[b]	4,076,574
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C29, Cl. AJ	5.37	11/15/48	4,385,000	[d]	4,348,459
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. AJ	5.90	6/15/49	7,030,000	[d]	7,039,337
Walgreens Boots Alliance, Gtd. Notes	3.80	11/18/24	1,450,000		1,409,361
Wells Fargo & Co., Sr. Unscd. Notes	2.63	12/15/16	1,580,000		1,601,682
Wells Fargo & Co., Sub. Notes	4.30	7/22/27	6,430,000		6,577,401
West, Gtd. Notes	5.38	7/15/22	3,530,000	[b]	3,057,863
Westlake Automobile Receivables Trust, Ser. 2014-2A, Cl. D	2.86	7/15/21	2,200,000	[b]	2,164,922
ZFS Finance (USA) Trust V, Jr. Sub. Cap. Secs.	6.50	5/9/67	3,571,000	[b,d]	3,651,348
				530,307,857
Viet Nam - .2%
Vietnam Government, Sr. Unscd. Bonds	4.80	11/19/24	2,030,000		1,962,259

Bonds and Notes - 95.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Viet Nam - .2% (continued)
Vietnam Government, Sr. Unscd. Bonds	4.80	11/19/24	2,075,000	[b]	2,005,757
				3,968,016
Total Bonds and Notes (cost $1,980,147,883)			1,944,367,084
Short-Term Investments - .9%

U.S. Treasury Bills	0.15	2/11/16	4,855,000	[i]	4,854,359
U.S. Treasury Bills	0.21	3/31/16	12,890,000	[i]	12,884,780
Total Short-Term Investments (cost $17,737,313)			17,739,139
Other Investment - 8.3%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $167,760,899)			167,760,899	[j]	167,760,899
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $18,584,235)			18,584,235	[j]	18,584,235
Total Investments (cost $2,184,230,330)			105.6%	2,148,451,357
Liabilities, Less Cash and Receivables			(5.6%)	(113,289,882)
Net Assets			100.0%	2,035,161,475

a Principal amount stated in U.S. Dollars unless otherwise noted.

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities were valued at $389,428,717 or 19.14% of net assets.

c Security, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $23,119,224 and the value of the collateral held by the fund was $24,012,991 consisting of cash collateral of $18,584,235 and U.S. Government & Agency securities valued at $5,428,756.

d Variable rate security—interest rate subject to periodic change.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Italian Consumer Price Index.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.

STATEMENT OF INVESTMENTS (continued)

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

i Held by or on behalf of a counterparty for open financial futures contracts.

j Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Foreign/Governmental	61.0
Corporate Bonds	16.3
Asset-Backed	9.6
Money Market Investments	9.2
Commercial Mortgage-Backed	6.7
U.S. Government	2.5
Residential Mortgage-Backed	.3
105.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

December 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) at 12/31/2015 ($)

Financial Futures Long
Australian 3 Year Bond	75	6,091,945	March 2016	12,506
U.S. Treasury 10 Year Notes	220	27,699,375	March 2016	(41,173)
U.S. Treasury Ultra Long Bond	449	71,250,688	March 2016	472,170
Financial Futures Short
Euro BTP Italian Government Bond	54	(8,093,809)	March 2016	(67,574)
Euro-Bobl	198	(28,117,261)	March 2016	11,348
Euro-Bond	511	(87,698,055)	March 2016	189,410
Japanese 10 Year Bond	40	(49,599,401)	March 2016	(93,357)
Long Gilt	400	(68,857,340)	March 2016	343,122
U.S. Treasury 2 Year Notes	629	(136,640,422)	March 2016	160,020
U.S. Treasury 5 Year Notes	13	(1,538,164)	March 2016	7,085
Gross Unrealized Appreciation				1,195,661
Gross Unrealized Depreciation				(202,104)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,119,224)—Note 1(c):
Unaffiliated issuers	1,997,885,196	1,962,106,223
Affiliated issuers	186,345,134	186,345,134
Cash		6,993,199
Cash denominated in foreign currency	4,712,452	4,690,135
Dividends, interest and securities lending income receivable		13,852,585
Receivable for shares of Beneficial Interest subscribed		12,941,496
Receivable for investment securities sold		12,578,749
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		6,103,441
Receivable for futures variation margin—Note 4		260,651
Prepaid expenses		97,964
		2,205,969,577
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		967,759
Payable for investment securities purchased		132,987,337
Liability for securities on loan—Note 1(c)		18,584,235
Payable for shares of Beneficial Interest redeemed		8,001,005
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		7,816,290
Unrealized depreciation on swap agreements—Note 4		1,488,003
Swap premium received—Note 4		555,384
Distributions payable		65,755
Accrued expenses		342,334
		170,808,102
Net Assets ($)		2,035,161,475
Composition of Net Assets ($):
Paid-in capital		2,090,515,650
Accumulated distributions in excess of investment income—net		(2,223,109)
Accumulated net realized gain (loss) on investments		(15,288,001)
Accumulated net unrealized appreciation (depreciation) on investments, swap transactions and foreign currency transactions (including $993,557 net unrealized appreciation on financial futures)		(37,843,065)
Net Assets ($)		2,035,161,475

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	264,829,456	77,459,522	1,610,589,705	82,282,792
Shares Outstanding	12,590,706	3,696,919	76,481,186	3,906,668
Net Asset Value Per Share ($)	21.03	20.95	21.06	21.06

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Interest (net of $13,274 foreign taxes withheld at source)	35,524,811
Dividends from affiliated issuers	64,353
Income from securities lending—Note 1(c)	77,082
Total Income	35,666,246
Expenses:
Investment advisory fee—Note 3(a)	5,690,836
Shareholder servicing costs—Note 3(c)	1,426,874
Distribution fees—Note 3(b)	431,286
Registration fees	245,997
Custodian fees—Note 3(c)	236,780
Administration fee—Note 3(a)	208,825
Prospectus and shareholders’ reports	108,812
Professional fees	94,949
Trustees’ fees and expenses—Note 3(d)	94,678
Loan commitment fees—Note 2	17,008
Miscellaneous	87,100
Total Expenses	8,643,145
Less—reduction in fees due to earnings credits—Note 3(c)	(46)
Net Expenses	8,643,099
Investment Income—Net	27,023,147
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(75,225,405)
Net realized gain (loss) on options transactions	1,589,904
Net realized gain (loss) on financial futures	4,255,083
Net realized gain (loss) on swap transactions	(1,585,501)
Net realized gain (loss) on forward foreign currency exchange contracts	66,437,522
Net Realized Gain (Loss)	(4,528,397)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(25,306,292)
Net unrealized appreciation (depreciation) on options transactions	(68,302)
Net unrealized appreciation (depreciation) on financial futures	1,639,513
Net unrealized appreciation (depreciation) on swap transactions	(1,948,374)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(13,840,948)
Net Unrealized Appreciation (Depreciation)	(39,524,403)
Net Realized and Unrealized Gain (Loss) on Investments	(44,052,800)
Net (Decrease) in Net Assets Resulting from Operations	(17,029,653)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	27,023,147	11,928,219
Net realized gain (loss) on investments	(4,528,397)	32,976,251
Net unrealized appreciation (depreciation) on investments	(39,524,403)	(6,083,552)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,029,653)	38,820,918
Dividends to Shareholders from ($):
Investment income—net:
Class A	(4,739,475)	(3,799,390)
Class C	(898,465)	(613,562)
Class I	(29,223,825)	(18,823,205)
Class Y	(1,499,909)	(725,692)
Net realized gain on investments:
Class A	(1,032,412)	(1,698,862)
Class C	(276,611)	(385,180)
Class I	(5,248,506)	(8,694,624)
Class Y	(129,524)	(382,431)
Total Dividends	(43,048,727)	(35,122,946)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	257,100,661	75,604,089
Class C	60,124,917	14,489,781
Class I	1,375,190,537	453,580,377
Class Y	79,255,196	28,122,125
Dividends reinvested:
Class A	5,941,425	5,155,514
Class C	1,175,179	994,639
Class I	31,562,157	26,995,379
Class Y	1,586,222	1,041,101
Cost of shares redeemed:
Class A	(111,906,096)	(64,403,664)
Class C	(9,261,229)	(7,299,771)
Class I	(377,567,985)	(125,522,900)
Class Y	(24,472,558)	(988,103)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,288,728,426	407,768,567
Total Increase (Decrease) in Net Assets	1,228,650,046	411,466,539
Net Assets ($):
Beginning of Period	806,511,429	395,044,890
End of Period	2,035,161,475	806,511,429
Undistributed (distributions in excess of) investment income—net	(2,223,109)	910,261

	Year Ended December 31,
	2015	2014
Capital Share Transactions (Shares):
Class A
Shares sold	11,855,699	3,446,725
Shares issued for dividends reinvested	277,424	237,547
Shares redeemed	(5,212,459)	(2,954,480)
Net Increase (Decrease) in Shares Outstanding	6,920,664	729,792
Class C
Shares sold	2,780,277	660,646
Shares issued for dividends reinvested	55,086	45,968
Shares redeemed	(432,481)	(337,451)
Net Increase (Decrease) in Shares Outstanding	2,402,882	369,163
Class Ia
Shares sold	63,625,086	20,607,048
Shares issued for dividends reinvested	1,473,449	1,241,757
Shares redeemed	(17,524,175)	(5,749,657)
Net Increase (Decrease) in Shares Outstanding	47,574,360	16,099,148
Class Ya
Shares sold	3,682,474	1,281,659
Shares issued for dividends reinvested	74,507	47,846
Shares redeemed	(1,135,152)	(44,713)
Net Increase (Decrease) in Shares Outstanding	2,621,829	1,284,792

[a]

During the period ended December 31, 2015, 221,701 Class I shares representing $4,733,312 were exchanged for 221,597 Class Y shares and during the period ended December 31, 2014, 399,074 Class I shares representing $8,731,731 were exchanged for 399,074 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	21.69	21.14	21.82	20.74	20.84
Investment Operations:
Investment income—net[a]	.37	.44	.51	.43	.48
Net realized and unrealized gain (loss) on investments	(.50)	1.15	(.55)	1.48	.21
Total from Investment Operations	(.13)	1.59	(.04)	1.91	.69
Distributions:
Dividends from investment income—net	(.41)	(.73)	(.62)	(.37)	(.79)
Dividends from net realized gain on investments	(.12)	(.31)	(.02)	(.46)	(.00)[b]
Total Distributions	(.53)	(1.04)	(.64)	(.83)	(.79)
Net asset value, end of period	21.03	21.69	21.14	21.82	20.74
Total Return (%)[c]	(.61)	7.55	(.18)	9.26	3.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.89	.88	.93	1.00
Ratio of net expenses to average net assets	.82	.89	.88	.93	.98
Ratio of net investment income to average net assets	1.68	2.06	2.35	1.99	2.26
Portfolio Turnover Rate	178.07	180.28	189.93	245.46[d]	267.08[d]
Net Assets, end of period ($ x 1,000)	264,829	122,987	104,431	75,834	48,509

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2012 and 2011 were 197.97% and 247.48%, respectively.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	21.63	21.06	21.74	20.68	20.79
Investment Operations:
Investment income—net[a]	.21	.28	.34	.27	.31
Net realized and unrealized gain (loss) on investments	(.49)	1.14	(.55)	1.47	.23
Total from Investment Operations	(.28)	1.42	(.21)	1.74	.54
Distributions:
Dividends from investment income—net	(.28)	(.54)	(.45)	(.22)	(.65)
Dividends from net realized gain on investments	(.12)	(.31)	(.02)	(.46)	(.00)[b]
Total Distributions	(.40)	(.85)	(.47)	(.68)	(.65)
Net asset value, end of period	20.95	21.63	21.06	21.74	20.68
Total Return (%)[c]	(1.34)	6.76	(.94)	8.42	2.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.65	1.63	1.68	1.76
Ratio of net expenses to average net assets	1.55	1.65	1.63	1.68	1.73
Ratio of net investment income to average net assets	.95	1.29	1.58	1.24	1.47
Portfolio Turnover Rate	178.07	180.28	189.93	245.46[d]	267.08[d]
Net Assets, end of period ($ x 1,000)	77,460	27,989	19,481	16,613	10,778

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2012 and 2011 were 197.97% and 247.48%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	21.71	21.17	21.85	20.77	20.86
Investment Operations:
Investment income—net[a]	.43	.51	.57	.50	.54
Net realized and unrealized gain (loss) on investments	(.48)	1.14	(.55)	1.47	.23
Total from Investment Operations	(.05)	1.65	.02	1.97	.77
Distributions:
Dividends from investment income—net	(.48)	(.80)	(.68)	(.43)	(.86)
Dividends from net realized gain on investments	(.12)	(.31)	(.02)	(.46)	(.00)[b]
Total Distributions	(.60)	(1.11)	(.70)	(.89)	(.86)
Net asset value, end of period	21.06	21.71	21.17	21.85	20.77
Total Return (%)	(.28)	7.85	.11	9.55	3.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.59	.57	.63	.67
Ratio of net expenses to average net assets	.52	.59	.57	.63	.66
Ratio of net investment income to average net assets	1.99	2.35	2.62	2.29	2.58
Portfolio Turnover Rate	178.07	180.28	189.93	245.46[c]	267.08[c]
Net Assets, end of period ($ x 1,000)	1,610,590	627,638	271,132	200,694	140,527

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2012 and 2011 were 197.97% and 247.48%, respectively.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	21.71	21.17	21.23
Investment Operations:
Investment income—net[b]	.44	.54	.30
Net realized and unrealized gain (loss) on investments	(.49)	1.12	.04
Total from Investment Operations	(.05)	1.66	.34
Distributions:
Dividends from investment income—net	(.48)	(.81)	(.40)
Dividends from net realized gain on investments	(.12)	(.31)	-
Total Distributions	(.60)	(1.12)	(.40)
Net asset value, end of period	21.06	21.71	21.17
Total Return (%)	(.29)	7.94	1.60[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.48	.54	.55[d]
Ratio of net expenses to average net assets	.48	.54	.55[d]
Ratio of net investment income to average net assets	2.03	2.41	2.84[d]
Portfolio Turnover Rate	178.07	180.28	189.93
Net Assets, end of period ($ x 1,000)	82,283	27,897	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Global Fixed Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	195,485,189	-	195,485,189
Commercial Mortgage-Backed	-	135,570,386	-	135,570,386
Corporate Bonds†	-	331,498,610	-	331,498,610
Foreign Government	-	1,241,323,010	-	1,241,323,010
Mutual Funds	186,345,134	-	-	186,345,134
Residential Mortgage-Backed	-	6,286,462	-	6,286,462
U.S. Treasury	-	51,942,566	-	51,942,566
Other Financial Instruments:
Financial Futures††	1,195,661	-	-	1,195,661
Forward Foreign Currency Exchange Contracts††	-	6,103,441	-	6,103,441

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(202,104)	-	-	(202,104)
Forward Foreign Currency Exchange Contracts††	-	(7,816,290)	-	(7,816,290)
Swaps††	-	(1,488,003)	-	(1,488,003)

†  See Statement of Investments for additional detailed categorizations.

††  Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $16,441 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	20,171,605	1,594,316,309	1,446,727,015	167,760,899	8.3
Dreyfus Institutional Cash Advantage Fund	6,175,956	403,645,225	391,236,946	18,584,235.9
Total	26,347,561	1,997,961,534	1,837,963,961	186,345,134	9.2

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less

NOTES TO FINANCIAL STATEMENTS (continued)

liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $7,700,474 and unrealized depreciation $45,368,675. In addition, the fund deferred for tax purposes late year ordinary losses of $2,285,026 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2015. The fund has $7,700,474 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $38,068,010 and $27,021,623, and long-term capital gains $4,980,717 and $8,101,323, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, foreign currency transactions, amortization of premiums, swap periodic payments, treasury inflation-protected securities, dividend reclassification and consent fees, the fund increased accumulated undistributed investment income-net by $6,205,157 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2015, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 20, 2015 through May 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .50% of the value of Class Y shares’ average daily net assets. During the period ended December 31, 2015, there was no reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $208,825 during the period ended December 31, 2015.

During the period ended December 31, 2015, the Distributor retained $17,627 from commissions earned on sales of the fund’s Class A shares and $46,184 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2015, Class C shares were charged $431,286 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2015, Class A and Class C shares were charged $558,689 and $143,762, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $19,829 for transfer agency services and $977 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $46.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $236,780 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $653,345, administration fees $31,091, Distribution Plan fees $48,053, Shareholder Services Plan fees $71,381, custodian fees $160,000, Chief Compliance Officer fees $2,647 and transfer agency fees $1,242.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended December 31, 2015, amounted to $3,651,047,765 and $2,365,668,308, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into

International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at December 31, 2015 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At December 31, 2015, there were no options written outstanding.

The following summarizes the fund’s call/put options written during the period ended December 31, 2015:

Option Written:	Face Amount Covered By Contracts ($)	Premiums Received ($)	Options Terminated
			Cost ($)	Net Realized Gain (Loss) ($)
Contracts outstanding
December 31, 2014	-	-
Contracts written	288,330,000	2,521,176
Contracts terminated:
Contracts closed	23,330,000	253,684	759,470	(505,786)
Contracts expired	265,000,000	2,267,492	-	2,267,492
Total contracts terminated	288,330,000	2,521,176	759,470	1,761,706
Contracts outstanding December 31, 2015	-	-

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at December 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Mexican New Peso,
Expiring
1/29/2016	814,075,000	48,370,469	47,133,289	(1,237,180)
Citigroup
Indian Rupee,
Expiring
1/29/2016	2,528,195,000	37,875,075	38,029,439	154,364
Credit Suisse International
Russian Ruble,
Expiring
1/29/2016	601,600,000	8,814,652	8,174,227	(640,425)

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Goldman Sachs International
Australian Dollar,
Expiring
1/4/2016	40,055,015	29,200,931	29,188,022	(12,909)
Norwegian Krone,
Expiring
1/29/2016	172,470,000	19,841,242	19,478,627	(362,615)
JP Morgan Chase Bank
Euro,
Expiring
1/4/2016	42,453,285	46,333,090	46,136,349	(196,741)
Mexican New Peso,
Expiring
1/29/2016	89,900,000	5,304,121	5,205,027	(99,094)
Russian Ruble,
Expiring
1/29/2016	801,535,000	11,154,119	10,890,839	(263,280)
Swedish Krona,
Expiring
1/29/2016	136,125,000	15,900,038	16,140,167	240,129
Morgan Stanley Capital Services
South African Rand,
Expiring
1/29/2016	4,920,000	324,531	316,413	(8,118)
Royal Bank of Canada
Canadian Dollar,
Expiring
1/5/2016	62,936,961	45,339,712	45,484,542	144,830
Sales:
Bank of America
Australian Dollar,
Expiring
1/29/2016	462,140,000	334,246,985	336,266,013	(2,019,028)
Canadian Dollar,
Expiring
1/29/2016	22,670,000	16,368,799	16,384,634	(15,835)
Polish Zloty,
Expiring
1/29/2016	3,850,000	962,067	980,790	(18,723)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup
Canadian Dollar,
Expiring
1/29/2016	62,040,000	44,513,752	44,839,112	(325,360)
Euro,
Expiring
1/29/2016	18,880,000	20,623,462	20,533,044	90,418
Credit Suisse International
Euro,
Expiring
1/29/2016	52,003,000	57,102,175	56,556,138	546,037
Goldman Sachs International
Australian Dollar,
Expiring
1/29/2016	40,060,000	29,169,029	29,148,779	20,250
Canadian Dollar,
Expiring
1/29/2016	1,890,000	1,353,786	1,365,989	(12,203)
Euro,
Expiring
1/29/2016	2,929,000	3,215,794	3,185,450	30,344
Singapore Dollar,
Expiring
1/29/2016	33,660,000	23,806,492	23,714,572	91,920
JP Morgan Chase Bank
British Pound,
Expiring
1/29/2016	33,095,000	49,223,186	48,793,097	430,089
Euro,
Expiring
1/29/2016	158,691,000	173,962,132	172,585,238	1,376,894
Japanese Yen,
Expiring
1/29/2016	13,596,303,000	112,025,435	113,189,483	(1,164,048)
South African Rand,
Expiring
1/29/2016	5,315,000	369,742	341,816	27,926
South Korean Won,
Expiring
1/29/2016	43,556,790,000	37,151,816	37,116,469	35,347

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank (continued)
Swedish Krona,
Expiring
1/29/2016	260,000	30,369	30,828	(459)
Taiwan Dollar,
Expiring
1/29/2016	1,240,855,000	37,535,116	37,782,340	(247,224)
Morgan Stanley Capital Services
Euro,
Expiring
1/29/2016	2,750,000	3,006,582	2,990,777	15,805
Japanese Yen,
Expiring
1/29/2016	491,190,000	4,051,141	4,089,166	(38,025)
Nomura Securities
Australian Dollar,
Expiring
1/29/2016	36,710,000	26,309,140	26,711,225	(402,085)
South Korean Won,
Expiring
1/29/2016	4,643,700,000	4,047,856	3,957,081	90,775
Royal Bank of Canada
Canadian Dollar,
Expiring
1/29/2016	62,940,000	45,343,927	45,489,583	(145,656)
Royal Bank of Scotland
Euro,
Expiring
1/29/2016	98,498,000	108,238,467	107,122,022	1,116,445
UBS
Canadian Dollar,
Expiring
1/29/2016	60,850,000	43,632,582	43,979,045	(346,463)
Euro,
Expiring
1/29/2016	156,749,000	172,055,293	170,473,206	1,582,087
New Zealand Dollar,
Expiring
1/29/2016	26,810,000	18,038,840	18,299,659	(260,819)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
UBS (continued)
Norwegian Krone,
Expiring
1/29/2016	79,600,000	9,099,743	8,989,962	109,781
Gross Unrealized Appreciation				6,103,441
Gross Unrealized Depreciation				(7,816,290)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At December 31, 2015, there were no interest rate swap agreements outstanding.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at December 31, 2015:

OTC Credit Default Swaps

Reference Obligation ($)	Notional Amount($)[1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread (%)[2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized (Depreciation) ($)
Sales Contracts:[3]
Credit Suisse International
Markit CMBX.NA. BBB Series 7
1/17/2047†	14,300,000	3.00	3.84	(804,970)	(297,324)	(507,646)
Goldman Sachs International
Markit CMBX.NA. BBB Series 7
1/17/2047†	22,000,000	3.00	3.84	(1,238,417)	(258,060)	(980,357)
Gross Unrealized Depreciation						(1,488,003)

†  Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

3 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

NOTES TO FINANCIAL STATEMENTS (continued)

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Interest rate risk [1]	1,195,661	Interest rate risk [1]	(202,104)
Foreign exchange risk [2]	6,103,441	Foreign exchange risk [2]	(7,816,290)
		Credit rate risk [3]	(1,488,003)
Gross fair value of derivatives contracts	7,299,102		(9,506,397)
Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

[3] Unrealized (depreciation) on swap agreements.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2015 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[4]	Options Transactions[5]	Forward Contracts[6]	Swap Transactions[7]	Total
Interest rate	4,255,083	7,539	-	(2,234,628)	2,027,994
Foreign exchange	-	1,582,365	66,437,522	-	68,019,887
Credit	-	-	-	649,127	649,127
Total	4,255,083	1,589,904	66,437,522	(1,585,501)	70,697,008

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures[8]	Options Transactions[9]	Forward Contracts[10]	Swap Transactions[11]	Total
Interest rate	1,639,513	-	-	(460,371)	1,179,142
Foreign exchange	-	(68,302)	(13,840,948)	-	(13,909,250)
Credit	-	-	-	(1,488,003)	(1,488,003)
Total	1,639,513	(68,302)	(13,840,948)	(1,948,374)	(14,218,111)

Statement of Operations location:

[4] Net realized gain (loss) on financial futures.

[5] Net realized gain (loss) on options transactions.

[6] Net realized gain (loss) on forward foreign currency exchange contracts.

[7] Net realized gain (loss) on swap transactions.

[8] Net unrealized appreciation (depreciation) on financial futures.

[9] Net unrealized appreciation (depreciation) on options transactions.

[10] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

[11] Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	1,195,661	(202,104)
Forward contracts	6,103,441	(7,816,290)
Swaps	-	(1,488,003)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	7,299,102	(9,506,397)
Derivatives not subject to
Master Agreements	(1,741,698)	1,350,175
Total gross amount of assets
and liabilities subject to
Master Agreements	5,557,404	(8,156,222)

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2015:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	244,782		(244,782)	-		-
Goldman Sachs International	142,514		(142,514)	-		-
JP Morgan Chase Bank	2,110,385		(1,970,846)	-		139,539
Morgan Stanley Capital Services	15,805		(15,805)	-		-
Nomura Securities	90,775		(90,775)	-		-
Royal Bank of Canada	144,830		(144,830)	-		-
Royal Bank of Scotland	1,116,445		-	-		1,116,445
UBS	1,691,868		(607,282)	(546,000)		538,586
Total	5,557,404		(3,216,834)	(546,000)		1,794,570

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(3,290,766)		-	420,000		(2,870,766)
Citigroup	(325,360)		244,782	80,578		-
Goldman Sachs International	(1,368,084)		142,514	1,225,570		-
JP Morgan Chase Bank	(1,970,846)		1,970,846	-		-
Morgan Stanley Capital Services	(46,143)		15,805	-		(30,338)
Nomura Securities	(402,085)		90,775	-		(311,310)
Royal Bank of Canada	(145,656)		144,830	-		(826)
UBS	(607,282)		607,282	-		-
Total	(8,156,222)		3,216,834	1,726,148		(3,213,240)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2015:

Average Market Value ($)
Interest rate financial futures	288,828,227
Interest rate options contracts	1,478
Foreign currency options contracts	500,701
Forward contracts	1,618,619,879

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2015:

Average Notional Value ($)
Interest rate swap agreements	106,397,587
Credit default swap agreements	25,731,538

At December 31, 2015, the cost of investments for federal income tax purposes was $2,188,493,755; accordingly, accumulated net unrealized depreciation on investments was $40,042,398, consisting of $9,611,599 gross unrealized appreciation and $49,653,997 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Global Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments and financial futures, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Global Fixed Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 29, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 25.51% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0900 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0308 as a short-term capital gain dividend paid on March 31, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Francine J. Bovich (64)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

Stephen J. Lockwood (68)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus/Standish Global Fixed Income Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6940AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    46,860 in 2014 and $48,000 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,940 in 2014 and $5,100 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $  0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,735 in 2014 and $2,800 in 2015. These services consisted of: review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $14,825,742 in 2014 and $15,629,059 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

By:       /s/James Windels

            James Windels,

            Treasurer

Date:    February 23, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)